Exhibit 99.2

ACCO Brands Corporation

Consolidated Statements of Operations and

Reconciliation of Adjusted Results (Unaudited)

(In millions of dollars, except per share data)

	Three Months Ended March 31, 2008			Three Months Ended June 30, 2008			Three Months Ended Sept. 30, 2008
		Excluded			Excluded			Excluded
	Reported	Charges (A)	Adjusted	Reported	Charges (A)	Adjusted	Reported	Charges (A)	Adjusted
Net Sales	$400.0	$—	$400.0	$414.0	$—	$414.0	$410.8	$—	$410.8

Operating costs and expenses:
Cost of products sold	279.1	(3.2)	275.9	289.2	(1.9)	287.3	285.0	(1.8)	283.2
Advertising, selling, general and administrative expenses	103.0	(2.4)	100.6	95.1	2.5	97.6	89.7	1.4	91.1
Amortization of intangibles	1.9	—	1.9	2.0	—	2.0	1.8	—	1.8
Restructuring charges	5.6	(5.6)	—	1.6	(1.6)	—	4.8	(4.8)	—
Goodwill and asset impairment charges	—	—	—	14.1	(14.1)	—	11.3	(11.3)	—
Total operating costs and expenses	389.6	(11.2)	378.4	402.0	(15.1)	386.9	392.6	(16.5)	376.1

Operating income	10.4	11.2	21.6	12.0	15.1	27.1	18.2	16.5	34.7

Non-operating expense (income):
Interest expense, net	16.1	—	16.1	15.8	—	15.8	16.8	—	16.8
Equity in (earnings) of joint ventures	(1.7)	—	(1.7)	(1.8)	—	(1.8)	(1.9)	—	(1.9)
Other (income) expense, net	(0.9)	—	(0.9)	2.4	—	2.4	0.5	—	0.5

Income (loss) from continuing operations before income taxes and minority interest	(3.1)	11.2	8.1	(4.4)	15.1	10.7	2.8	16.5	19.3
Income tax expense (benefit)	(1.0)	3.2	2.2	1.0	1.9	2.9	17.6	(11.1)	6.5
Minority interest, net of tax	—	—	—	0.4	—	0.4	0.2	—	0.2

Income (loss) from continuing operations	(2.1)	8.0	5.9	(5.8)	13.2	7.4	(15.0)	27.6	12.6
Income (loss) from discontinued operations, net of income taxes	0.3	(0.2)	0.1	(40.9)	39.8	(1.1)	(17.7)	17.4	(0.3)
Net income (loss)	$(1.8)	$7.8	$6.0	$(46.7)	$53.0	$6.3	$(32.7)	$45.0	$12.3

Per Share:
Basic earnings (loss) per share:
Income (loss) from continuing operations	$(0.04)		$0.11	$(0.11)		$0.14	$(0.28)		$0.23
Income (loss) from discontinued operations	0.01		—	(0.75)		(0.02)	(0.33)		(0.01)
Basic earnings (loss) per share	$(0.03)		$0.11	$(0.86)		$0.12	$(0.60)		$0.23

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$(0.04)		$0.11	$(0.11)		$0.14	$(0.28)		$0.23
Income (loss) from discontinued operations	0.01		—	(0.75)		(0.02)	(0.33)		(0.01)
Diluted earnings (loss) per share	$(0.03)		$0.11	$(0.86)		$0.12	$(0.60)		$0.23

Weighted average number of shares outstanding:
Basic	54.1		54.1	54.2		54.2	54.2		54.2
Diluted	54.1		54.5	54.2		54.7	54.2		54.5

(A)  Certain charges are excluded in order to provide a comparison of underlying results of operations, including restructuring charges, goodwill and asset impairment charges, restructuring-related charges included in cost of products sold and advertising, selling, general and administrative expenses, and certain non-recurring income tax items related to adjustments and impacting the Company’s effective tax rate.

ACCO Brands Corporation

Consolidated Statements of Operations and

Reconciliation of Adjusted Results (Unaudited)

(In millions of dollars, except per share data)

	Three Months Ended March 31, 2007			Three Months Ended June 30, 2007			Three Months Ended Sept. 30, 2007			Three Months Ended Dec. 31, 2007
		Excluded			Excluded			Excluded			Excluded
	Reported	Charges (A)	Adjusted	Reported	Charges (A)	Adjusted	Reported	Charges (A)	Adjusted	Reported	Charges (A)	Adjusted
Net Sales	$420.8	$1.7	$422.5	$439.0	$—	$439.0	$468.1	$(0.9)	$467.2	$506.9	$—	$506.9

Operating costs and expenses:
Cost of products sold	296.3	(3.0)	293.3	304.6	(4.1)	300.5	324.4	(3.0)	321.4	337.0	(7.1)	329.9
Advertising, selling, general and administrative expenses	109.2	(3.8)	105.4	109.3	(4.6)	104.7	103.2	(4.6)	98.6	111.8	(3.3)	108.5
Amortization of intangibles	2.0	—	2.0	2.0	—	2.0	2.0	—	2.0	1.9	—	1.9
Restructuring charges	0.7	(0.7)	—	2.4	(2.4)	—	11.3	(11.3)	—	6.6	(6.6)	—
Goodwill and asset impairment charges	—	—	—	—	—	—	—	—	—	2.3	(2.3)	—
Total operating costs and expenses	408.2	(7.5)	400.7	418.3	(11.1)	407.2	440.9	(18.9)	422.0	459.6	(19.3)	440.3

Operating income (loss)	12.6	9.2	21.8	20.7	11.1	31.8	27.2	18.0	45.2	47.3	19.3	66.6

Non-operating expense (income):
Interest expense, net	14.9	—	14.9	16.0	—	16.0	16.5	—	16.5	16.7	—	16.7
Equity in (earnings) of joint ventures	(1.1)	—	(1.1)	(1.3)	—	(1.3)	(2.0)	—	(2.0)	(2.4)	—	(2.4)
Other (income) expense, net	0.2	—	0.2	(0.3)	—	(0.3)	(1.1)	—	(1.1)	0.5	—	0.5

Income (loss) from continuing operations before income taxes and minority interest	(1.4)	9.2	7.8	6.3	11.1	17.4	13.8	18.0	31.8	32.5	19.3	51.8
Income tax expense (benefit)	(1.4)	2.9	1.5	1.4	3.9	5.3	4.7	5.7	10.4	11.9	3.4	15.3
Minority interest, net of tax	0.1	—	0.1	0.2	—	0.2	0.2	—	0.2	0.1	—	0.1

Income (loss) from continuing operations	(0.1)	6.3	6.2	4.7	7.2	11.9	8.9	12.3	21.2	20.5	15.9	36.4
Income (loss) from discontinued operations, net of income taxes	0.3	—	0.3	(0.2)	—	(0.2)	(0.2)	0.1	(0.1)	(34.8)	34.6	(0.2)
Net income (loss)	$0.2	$6.3	$6.5	$4.5	$7.2	$11.7	$8.7	$12.4	$21.1	$(14.3)	$50.5	$36.2

Per Share:
Basic earnings (loss) per share:
Income (loss) from continuing operations	$—		$0.12	$0.09		$0.22	$0.16		$0.39	$0.38		$0.67
Income (loss) from discontinued operations	0.01		0.01	—		—	—		—	(0.64)		—
Basic earnings (loss) per share	$—		$0.12	$0.08		$0.22	$0.16		$0.39	$(0.26)		$0.67

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$—		$0.11	$0.09		$0.22	$0.16		$0.39	$0.37		$0.66
Income (loss) from discontinued operations	0.01		0.01	—		—	—		—	(0.64)		—
Diluted earnings (loss) per share	$—		$0.12	$0.08		$0.21	$0.16		$0.38	$(0.26)		$0.66

Weighted average number of shares outstanding:
Basic	53.9		53.9	54.0		54.0	54.0		54.0	54.1		54.1
Diluted	53.9		54.9	55.1		55.1	55.0		55.0	54.8		54.8

(A)  Certain charges are excluded in order to provide a comparison of underlying results of operations, including restructuring charges, goodwill and asset impairment charges, restructuring-related charges included in cost of products sold and advertising, selling, general and administrative expenses, and certain non-recurring income tax items related to adjustments and impacting the Company’s effective tax rate.

ACCO Brands Corporation

Consolidated Statements of Operations and

Reconciliation of Adjusted Results (Unaudited)

(In millions of dollars, except per share data)

	Year Ended December 31, 2007
		Excluded
	Reported	Charges (A)	Adjusted
Net Sales	$1,834.8	$0.8	$1,835.6

Operating costs and expenses:
Cost of products sold	1,262.3	(17.2)	1,245.1
Advertising, selling, general and administrative expenses	433.5	(16.3)	417.2
Amortization of intangibles	7.9	—	7.9
Restructuring charges	21.0	(21.0)	—
Goodwill and asset impairment charges	2.3	(2.3)	—
Total operating costs and expenses	1,727.0	(56.8)	1,670.2

Operating income	107.8	57.6	165.4

Non-operating expense (income):
Interest expense, net	64.1	—	64.1
Equity in (earnings) of joint ventures	(6.8)	—	(6.8)
Other (income) expense, net	(0.7)	—	(0.7)

Income (loss) from continuing operations before income taxes and minority interest	51.2	57.6	108.8
Income tax expense (benefit)	16.6	15.9	32.5
Minority interest, net of tax	0.6	—	0.6

Income (loss) from continuing operations	34.0	41.7	75.7
Income (loss) from discontinued operations, net of income taxes	(34.9)	34.7	(0.2)
Net income (loss)	$(0.9)	$76.4	$75.5

Per Share:
Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.63		$1.40
Income (loss) from discontinued operations	(0.65)		—
Basic earnings (loss) per share	$(0.02)		$1.40

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.62		$1.38
Income (loss) from discontinued operations	(0.63)		—
Diluted earnings (loss) per share	$(0.02)		$1.37

Weighted average number of shares outstanding:
Basic	54.0		54.0
Diluted	55.0		55.0

(A)  Certain charges are excluded in order to provide a comparison of underlying results of operations, including restructuring charges, goodwill and asset impairment charges, restructuring-related charges included in cost of products sold and advertising, selling, general and administrative expenses, and certain non-recurring income tax items related to adjustments and impacting the Company’s effective tax rate.